UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 17, 2007
                                                --------------------------------

                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)

           New York                       1-12709                16-1482357
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 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                           14851
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       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         At its January 17, 2007 meeting, the Executive/Compensation/Personnel Committee of the Board of Directors of Tompkins Trustco, Inc. ("Tompkins Trustco") granted Stephen S. Romaine, President & CEO, an option to purchase 15,000 shares of the Company's common stock at the exercise price equal to the closing sale price reported by AMEX on January 17, 2007 [Incentive Stock Option (right to buy) 4,368 shares; Non-Qualified Stock Option (right to buy) 10,632 shares]. The options were issued under the Tompkins Trustco, Inc. Stock Option Plan of 2001, as amended, and become exercisable in six annual installments commencing January 18, 2009. The Expiration Date of the options is January 18, 2017.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TOMPKINS TRUSTCO, INC.


Date:  January 19, 2007                        By: /s/ FRANCIS M. FETSKO
                                                   -----------------------------
                                                   Francis M. Fetsko
                                                   Executive Vice President and
                                                   Chief Financial Officer